EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Form 10-KSB/A of Rivoli Bancorp, Inc. (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), J. Patrick McGoldrick, Chief Executive Officer of the Company, and Geraldine Bolen, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his/her knowledge that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                             /s/ J. Patrick McGoldrick
                                             -----------------------------
                                             J. PATRICK MCGOLDRICK
                                             Chief Executive Officer
                                             April 16, 2003


                                             /s/ Geraldine Bolen
                                             -----------------------------
                                             GERALDINE BOLEN
                                             Chief Financial Officer
                                             April 16, 2003


This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.